EXHIBIT 99.1




                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


----------------------------------------------x
                                              : Chapter 11
In re:                                        :
                                              : Case No. 01-10864 (PJW)
POLAROID CORPORATION, et al.,                 :
                                              : Jointly Administered
                           Debtors.           :
                                              : Hearing Date: November 14, 2003
- - - - - - - - - - - - - - - - - - - - - - --x at 10:00 a.m. (Eastern)
                                                Objection-Deadline: November 10,
                                                2003 at 4:00 p.m. (Eastern)

                 NOTICE OF (1) APPROVAL OF DISCLOSURE STATEMENT;
              (2) HEARING ON CONFIRMATION OF PLAN; (3) DEADLINE AND
            PROCEDURES FOR FILING OBJECTIONS TO CONFIRMATION OF PLAN;
         (4) RECORD DATE; AND (5) VOTING DEADLINE FOR RECEIPT OF BALLOTS

         PLEASE TAKE NOTICE that Polaroid Corporation, Polaroid Memorial Drive, LLC, Inner City, Inc., International Polaroid Corporation, Mag-Media Ltd., PMC, Inc., Polaroid Asia Pacific International Inc., Polaroid Asia Pacific Limited, Polaroid Digital Solutions, Inc., Polaroid Dry Imaging, LLC, Polaroid Eyewear Far East, Inc., Polaroid Eyewear, Inc., Polaroid ID Systems, Inc., Polaroid Latin America Corporation, Polaroid Mayalsia Limited, Polaroid Online Services, Inc., Polaroid Partners, Inc., Polint, Inc., PRD Capital, Inc., PRD Investment, Inc., Sub Debt Partners Corp. (collectively, the "Debtors") and the Official Committee of Unsecured Creditors are soliciting acceptances of the Third Amended Joint Plan of Reorganization of Primary PDC, Inc. (f/k/a Polaroid Corporation) and its Debtor Subsidiaries and the Official Committee of Unsecured Creditors (the "Plan"), from holders of certain impaired claims who are (or may be) entitled to receive distributions under the Plan. Unless otherwise defined herein, capitalized terms shall have the same meaning assigned to them in the Plan.

         PLEASE TAKE FURTHER NOTICE that the terms of the Plan will be binding on all holders of claims against, and all equity security interests in, the Debtors once the Plan has been confirmed by the United States Bankruptcy Court for the District of Delaware (the "Court").

         PLEASE TAKE FURTHER NOTICE that holders of Class 1 Non-Tax Priority Claims and Class 2 Secured Claims are unimpaired and are not entitled to vote because, by operation of law, they are deemed to have accepted the Plan. Moreover, Class 5 Polaroid Interests and Subordinated Claims are not entitled to receive or retain any property on account of such Interests or Claims and, therefore, pursuant to 11 U.S.C. ss. 1126(g), Class 5 Polaroid Interests and Subordinated Claims are deemed to have rejected the Plan and are not entitled to vote.

         PLEASE TAKE FURTHER NOTICE that the Court has signed two orders dated October 8, 2003 (collectively, the "Solicitation Procedures Order"), approving the Disclosure Statement With Respect to Second Amended Joint Plan of Reorganization of Primary PDC, Inc. (f/k/a Polaroid Corporation) and its Debtor Subsidiaries and the Official Committee of Unsecured Creditors (the "Disclosure Statement") within the meaning of section 1125 of the Bankruptcy Code for use in soliciting acceptances of the Plan (the Plan is attached as Appendix A to the Disclosure Statement) and providing, among other things, that:

         1. Confirmation of Plan. A hearing to consider confirmation of the Plan (the "Confirmation Hearing"), will commence on November 14, 2003 at 10:00 a.m. (Prevailing Eastern Time) before the Honorable Peter J. Walsh, in the United States Bankruptcy Court, 824 Market Street, Wilmington, Delaware 19801. The Confirmation Hearing may be continued from time to time by announcing such continuance in open court and the Plan may be further modified, if necessary, pursuant to 11 U.S.C. ss. 1127 prior to, during, or as a result of the Confirmation Hearing, without further notice to parties in interest.

         2. Objections to Confirmation. Any party in interest objecting to the Plan shall file such objection ("Confirmation Objections") to the confirmation of the Plan on or before November 10, 2003 at 4:00 p.m. (Eastern). Any Confirmation Objection must: (a) be in writing; (b) comply with the Federal Rules of Bankruptcy Procedure and the Local Bankruptcy Rules; (c) set forth the name and address of the objecting party; (d) state with particularity the grounds for the objection and the legal and factual bases therefor; (e) reference with specificity the text of the Plan to which objection is made, including proposed language to be added to the Plan or existing language in the Plan to be modified or deleted to resolve such objection; (f) be filed, together with proof of service, either (i) electronically via the Court's website, http://www.deb.uscourts.gov, in accordance with the electronic filing procedures approved by the Court, or (ii) by hand with the Court at the Office of the Clerk of the Court, United States Bankruptcy Court, 824 Market Street, Wilmington, Delaware 19801; and (g) be served by personal service, overnight delivery, or first-class mail so as to be RECEIVED on or before November 10, 2003 at 4:00 p.m. (Eastern) by the following parties: (i) the Debtors' counsel: Skadden, Arps, Slate, Meagher & Flom LLP, One Rodney Square, P.O. Box 636, Wilmington, Delaware 19899-0636, Attn: Gregg M. Galardi, Esq. and Mark L. Desgrosseilliers, Esq. and Skadden, Arps, Slate, Meagher & Flom (Illinois), 333 West Wacker Drive, Suite 2100, Chicago, Illinois 60606, Attn: Eric W. Kaup, Esq.; (ii) counsel to the Creditors' Committee: Akin Gump Strauss Hauer & Feld LLP, 590 Madison Avenue, New York, New York 10022, Attn: Fred Hodara, Esq. and Philip Dublin, Esq. and Young Conaway Stargatt & Taylor LLP, The Brandywine Building, 1000 West Street, Suite 1700, Wilmington, Delaware 19801,
Attn: Brendan Linehan Shannon, Esq.; (iii) counsel to the agent for the Debtors' prepetition and postpetition secured lenders: Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, Attn: Marshall Huebner, Esq. and Kurt Hoffman, Esq. and Morris Nichols Arsht & Tunnell, 1201 North Market Street, Wilmington, Delaware 19801, Attn: William Sudell, Esq.; (iv) The Office of the United States Trustee, 844 King Street, Wilmington, Delaware 19801, Attn: Mark Kenney, Esq.; (v) counsel to OEP Imaging Corporation:
Dechert, 30 Rockefeller Plaza, New York, New York 10122, Attn: Joel H. Levitin, Esq. and Dechert LLP, 4000 Bell Atlantic Tower, 1717 Arch Street, Philadelphia, Pennsylvania 19103, Attn: Carmen J. Romano, Esq.; and (vi) counsel to Polaroid Corporation: O'Melveny & Myers LLP, 30 Rockefeller Plaza, New York, New York 10112, Attn: Adam Harris, Esq. Confirmation Objections not timely filed and served in the manner set forth above shall not be considered and shall be deemed overruled.

         3. Record Date. Notwithstanding anything to the contrary in the Federal Rules of Bankruptcy Procedure, September 29, 2003, has been set as the record date for determining (a) the creditors and equity security holders entitled to receive solicitation packages, and (b) the creditors entitled to vote to accept or reject the Plan.

         4. Voting Deadline. To be counted, ballots accepting or rejecting the Debtors' Plan must be RECEIVED by November 10, 2003, at 4:00 p.m. (Prevailing Eastern Time) (the "Voting Deadline") by the Voting Agent at the following address: if mailed, Donlin, Recano & Company, Inc., c/o Polaroid Corporation, P.O. Box 2034, Murray Hill Station, New York, NY 10156-0701, Attn.: Voting Department, or if by hand delivery of overnight courier, Donlin, Recano & Company, Inc., c/o Polaroid Corporation, 419 Park Avenue South, Suite 1206, New York, NY 10016, Attn.: Voting Department. Ballots may NOT be cast by facsimile transmission. Ballots that are not received by the voting deadline will not be counted.

         5. Treatment of Certain Claims. Any holder of a Claim (a) that was scheduled in the Debtors' schedules of assets and liabilities dated on or about December 17, 2001, as amended or supplemented from time to time, as unliquidated, contingent or disputed, and was not the subject of a timely filed proof of claim or a proof of claim deemed timely filed with the Court or
(b) that was not scheduled and was not the subject of a timely filed proof of claim or a proof of claim deeded timely filed with the Court pursuant to either the Bankruptcy Code or any order of the Court shall not be treated as a creditor with respect to such Claim for purposes of (i) voting on the Plan,
(ii) receiving distributions under the Plan and/or (iii) receiving notices, other than by publication. Any Claim (or portion thereof) to which an objection has been filed prior to October 15, 2003 at 4:00 p.m. (Eastern) will neither be entitled to vote on the Plan nor be counted in determining whether the requirements of section 1126(c) of the Bankruptcy Code have been met with respect to the Plan unless (a) the claim has been temporarily allowed for voting purposes pursuant to Bankruptcy Rule 3018(a) or (b) the objection to such Claim has been resolved in favor of the creditor asserting the Claim.

         6. 3018(a) Motion Deadline. Pursuant to Federal Rule of Bankruptcy Procedure 3018(a), and except as otherwise noted in the Solicitation Procedures Order, October 31, 2003 (the "Rule 3018(a) Motion Deadline") is fixed as the last date and time for filing and serving motions pursuant to Fed. R. Bankr. P. 3018(a) ("Rule 3018(a) Motions") seeking temporary allowance of claims for the purpose of voting to accept or reject the Plan. Rule 3018(a) Motions must be filed and served on the persons and in the manner set forth in Paragraph 2 above so that they are RECEIVED no later than the Rule 3018(a) Motion Deadline. Rule 3018(a) Motions that are not timely filed and served in the manner as set forth in Paragraph 2 above shall not be considered and the claims referred to therein shall not be counted in determining whether the Plan has been accepted or rejected.

         7. Exculpation and Injunctions. The Plan contains the following provisions regarding exculpation and injunctions:

                  (a) Exculpation and Limitation of Liability. (Article 10.3) Neither the Debtors nor the Creditors' Committee, the Plan Committee, the Pre-Petition Lenders, the DIP Lenders, the Pre- Petition Agent, the DIP Agent, the Indenture Trustee or the Plan Administrator, nor any of their respective present or former members, officers, directors, shareholders, employees, advisors, attorneys or agents, shall have or incur any liability to, or be subject to any right of action by, any Holder of a Claim or an Interest, or any other party in interest, or any of their respective agents, shareholders, employees, representatives, financial advisors, attorneys or affiliates, or any of their successors or assigns, for any act or omission in connection with, relating to, or arising out of, the Debtors' Chapter 11 Cases, the pursuit of confirmation of this Plan, the consummation of this Plan or the administration of this Plan or the property to be distributed under this Plan, except for their willful misconduct or gross negligence, and in all respects shall be entitled to rely reasonably upon the advice of counsel with respect to their duties and responsibilities under this Plan; provided, however, that nothing in this Section shall be deemed to waive, or in any way limit or otherwise affect or prejudice, the rights or arguments of any party-in-interest, including but not limited to the Debtors, the Committee, the Plan Administrator and/or the fee examiner appointed in the Debtors' Chapter 11 Cases, to (i) object or otherwise respond to any administrative, priority or other claim that any professional employed by the Debtors or the Committee has or may hereafter assert against one or more of the Debtors, including but not limited to claims for success fees or other fees and expenses in connection with the Debtors' Chapter 11 Cases or (ii) to assert any claims or causes of action against any professional employed by the Debtors or the Committee based upon actions or omissions prior to the Petition Date.

                  (b) Injunction. (Article 10.4) Except as otherwise provided in this Plan, the Confirmation Order shall provide, among other things, that from and after the Confirmation Date all Persons who have held, hold or may hold Claims against or Interests in the Debtors are preliminarily and permanently enjoined from taking any of the following actions against the Estate(s), the Debtors, Reorganized Polaroid, the Plan Administrator, the DIP Agent, the DIP Lenders, the Indenture Trustee, the Pre-Petition Agent, the Pre-Petition Lenders, the Creditors' Committee or the members thereof, the Plan Committee or the members thereof or any of their property on account of any such Claims or
Interests: (A) commencing or continuing, in any manner or in any place, any action or other proceeding; (B) enforcing attaching, collecting or recovering in any manner any judgment, award, decree or order; (C) creating, perfecting or enforcing any lien or encumbrance; (D) asserting a setoff, right of subrogation or recoupment of any kind against any debt, liability or obligation due to the Debtors; and (E) commencing or continuing, in any manner or in any place, any action that does not comply with or is inconsistent with the provisions of this Plan; provided, however, that (x) nothing contained herein shall preclude such persons from exercising their rights pursuant to and consistent with the terms of this Plan and (y) the preliminary injunction of actions against the Debtors, Reorganized Polaroid, the Plan Administrator, the Creditors' Committee and the members thereof and the Plan Committee and the members thereof, and their property (if any) shall be dissolved and terminate one day following the termination of the Plan Administration Agreement in accordance with the terms thereof.

         8. Information and Documents. Copies of the Plan, the Disclosure Statement, the Solicitation Procedures Order and pleadings and orders in the Debtors' cases are publicly available, for review at the office of the Clerk, United States Bankruptcy Court for the District of Delaware, 824 Market Street, Wilmington, Delaware 19801, or at the Court's website, www.deb.uscourts.gov, for a nominal charge (a PACER account is required). Copies of the Plan, the Disclosure Statement and the Solicitation Procedures Order may also be obtained, at the Debtors' expense, by contacting the Voting Agent at the following address: if mailed, Donlin, Recano & Company, Inc., c/o Polaroid Corporation, P.O. Box 2034, Murray Hill Station, New York, NY 10156-0701, or if by hand delivery or overnight courier, Donlin, Recano & Company, Inc., c/o Polaroid Corporation, 419 Park Avenue South, Suite 1206, New York, NY 10016. The telephone number of the Voting Agent is (212) 481-1411.


Dated: October 10, 2003

             SKADDEN, ARPS, SLATE,              SKADDEN, ARPS, SLATE,
               MEAGHER & FLOM LLP                 MEAGHER & FLOM (ILLINOIS)
             Gregg M. Galardi                   Eric W. Kaup
             Mark L. Desgrosseilliers           333 West Wacker Drive
             One Rodney Square                  Chicago, IL 60606
             Wilmington, DE  19899
             (302) 651-3000                     (312) 407-0700

                   Counsel to the Debtors and Debtors in Possession

                         and

             YOUNG CONAWAY                      AKIN GUMP STRAUSS
               STARGATT & TAYLOR, LLP             HAUER & FELD LLP
             Brendan Linehan Shannon            Fred S. Hodara
             Robert S. Brady                    Philip C. Dublin
             Joseph A. Malfitano                Nava Hazan
             1000 West Street                   590 Madison Avenue
             Wilimington, DE 19801              New York, New York 10022
             (302) 571-6600                     (212) 872-1000


            Counsel to the Official Committee of Unsecured Creditors